SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2004

                           American Bank Incorporated
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             (Exact name of registrant as specified in its charter)

  Pennsylvania                        000-31246                   01-0593266
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(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
      of incorporation)                                     Identification No.)


4029 West Tilghman Street, Allentown, Pennsylvania                   18104
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (610) 366-1800
                                                     --------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

         The Index of Exhibits immediately precedes the attached exhibits.

Item 12. Results of Operations and Financial Condition

     On July 14, 2004, the Company issued a press release regarding its earnings for the quarter ended June 30, 2004. The press release is included as Exhibit 99 to this report.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                AMERICAN BANK INCORPORATED



DATE:  July 21, 2004                  By:      /s/ Mark W. Jaindl
                                               ---------------------------------
                                                   Mark W. Jaindl
                                                   President and
                                                    Chief Executive Officer


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                                  EXHIBIT INDEX

     The following exhibits are filed as part of this report:

         Exhibit No.                                 Description

            99                      Press Release of American Bank Incorporated












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                                   EXHIBIT 99

                   PRESS RELEASE OF AMERICAN BANK INCORPORATED